UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2022 (July 29, 2022)

FISCALNOTE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-396972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW, 6th Floor, Washington, D.C. 20004
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 793-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	NYSE
Warrants to purchase one share of Class A common stock	NOTE.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 29, 2022 (the “Closing”), the registrant, FiscalNote Holdings, Inc. (formerly known as Duddell Street Acquisition Corp.) (the “Company”) consummated the previously announced acquisition of FiscalNote Intermediate Holdco, Inc. (formerly FiscalNote Holdings, Inc.) (“Old FiscalNote”), pursuant to that certain Agreement and Plan of Merger, dated as of November 7, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 9, 2022), by and among Duddell Street Acquisition Corp. (“DSAC”), Old FiscalNote and Grassroots Merger Sub, Inc., a wholly owned subsidiary of DSAC (“Merger Sub”), pursuant to which Merger Sub merged with and into Old FiscalNote, with Old FiscalNote surviving the merger. Unless the context otherwise requires, “DSAC” refers to the registrant prior to the Closing, and “we”, “us,” “our” and the “Company” refer to the registrant and its subsidiaries, including Old FiscalNote, following the Closing.

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment No. 1”) amends the Current Report on Form 8-K of the Company, filed on August 2, 2022 (the “Original Form 8-K”), in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Form 8-K). This Amendment No. 1 is being filed to include the financial statements of Old FiscalNote for the six months ended June 30, 2022, including pro forma financial statements as of such time period.

This Amendment No. 1 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Form 8-K. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Old FiscalNote for the years ended December 31, 2021 and 2020 were filed as part of the final prospectus and definitive proxy statement, dated July 5, 2022 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission, and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Old FiscalNote for the three months ended March 31, 2022 and 2021 were filed as part of the Proxy Statement/Prospectus and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Old FiscalNote for the three and six months ended June 30, 2022 and 2021 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2022 and for the six months ended June 30, 2022 and the year ended December 31, 2021 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description

99.1	Unaudited condensed consolidated financial statements of Old FiscalNote for the three and six months ended June 30, 2022 and 2021.

99.2	Unaudited pro forma condensed combined financial information of the Company as of June 30, 2022 and for the three and six months ended June 30, 2022 and the year ended December 31, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer

Date: August 15, 2022

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